UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): March 28, 2005
                                                           ---------------------

                              BARNES & NOBLE, INC.
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

             1-12302                                   06-1196501
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    (Commission File Number)                         (IRS Employer
                                                  Identification No.)

     122 Fifth Avenue, New York, NY                      10011
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(Address of Principal Executive Offices)              (Zip Code)

                                 (212) 633-3300
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               Registrant's Telephone Number, Including Area Code

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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

     On March 28, 2005, the Compensation Committee of the Board of Directors of Barnes & Noble, Inc. (the "Company") approved the performance criteria under the Company's 2004 Executive Performance Plan for purposes of determining bonuses for the Company's fiscal year ending January 28, 2006 to be paid to the Company's Named Executive Officers (as defined in Item 402(a)(3) of Regulation S-K).

     The performance criteria are based on earnings before interest, taxes, depreciation and amortization, either on a consolidated or bookstores only basis, with bonus payouts based on a percentage of annual salary as set forth below. Bonuses may also be earned in lesser percentages if targets are not achieved by specified amounts.


--------------------------------------------------------------------------------------------------------------
                                                                                     Maximum Annual Bonus
                                                                                   Payable as Percentage of
                                              Annual Bonus as Percentage             Annual Salary if Target
Named Executive Officer                   of Annual Salary if Target Achieved     Exceeded by Specified Amount
--------------------------------------------------------------------------------------------------------------
Leonard Riggio                                           150%                                 175%
Chairman
--------------------------------------------------------------------------------------------------------------
Stephen Riggio                                           150%                                 175%
Vice Chairman and Chief Executive
Officer
--------------------------------------------------------------------------------------------------------------
Mitchell S. Klipper                                      150%                                 175%
Chief Operating Officer
--------------------------------------------------------------------------------------------------------------
Marie J. Toulantis                                       150%                                 175%
Chief Executive Officer of Barnes &
Noble.com
--------------------------------------------------------------------------------------------------------------
J. Alan Kahn                                              60%                                  80%
President of Barnes & Noble Publishing
Group
--------------------------------------------------------------------------------------------------------------


     On April 1, 2005, each of the Company's non-employee directors received a grant of restricted shares of the Company, under the Company's 2004 Incentive Plan, having a fair market value of $20,000 based on the per share closing price of such stock on the New York Stock Exchange on such date, vesting on April 1, 2006.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         BARNES & NOBLE, INC.
                                         (Registrant)


                                         By: /s/ Joseph J. Lombardi
                                             ---------------------------------
                                             Joseph J. Lombardi
                                             Chief Financial Officer

Date:  April 1, 2005